UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported) July 26, 2021

AutoNation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 SW 1st Ave

Fort Lauderdale, Florida 33301

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2021, AutoNation, Inc. (the “Company”) closed its sale of $400 million aggregate principal amount of 1.950% Senior Notes due 2028 (the “ 2028 Notes”) and $450 million aggregate principal amount of 2.400% Senior Notes due 2031 (the “2031 Notes,” and together with the 2028 Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”), entered into on July 26, 2021, by and between the Company and BofA Securities, Inc., J.P. Morgan Securities LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule A thereto. The 2028 Notes were issued at 99.805% of the aggregate principal amount, representing a yield to maturity of 1.980% and the 2031 Notes were issued at 99.735% of the aggregate principal amount, representing a yield to maturity of 2.430%. The Notes were sold pursuant to the Company’s registration statement on Form S-3 (File No. 333-229818), filed with the U.S. Securities and Exchange Commission (the “SEC”).

Affiliates of certain of the underwriters act as agents and/or lenders under the revolving credit facility under the Company’s credit agreement. In addition, certain affiliates of the underwriters act as agents or lenders for certain of the Company’s vehicle floorplan facilities. An affiliate of Wells Fargo Securities, LLC acts as trustee under the indenture that governs the Company’s existing notes and the Indenture that governs the Notes. Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The Notes were issued under a senior indenture, dated as of April 14, 2010 (the “Base Indenture”), by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented and amended by a supplemental indenture, dated July 29, 2021, by and between the Company and the Trustee (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”).

The 2028 Notes will mature on August 1, 2028 and bear interest at a rate equal to 1.950% per year and the 2031 Notes will mature on August 1, 2031 and bear interest at a rate equal to 2.400% per year. Each series of the Notes is payable on February 1 and August 1 of each year, beginning on February 1, 2022. The Notes are not guaranteed by any subsidiaries of the Company and will be structurally subordinated in right of payment to the indebtedness and other liabilities of the subsidiaries of the Company. The Indenture contains certain restrictive covenants that, among other things, limit the ability of the Company to create or assume certain liens, engage in sale and leaseback transactions and consolidate, merge or transfer all or substantially all of its assets.

The Underwriting Agreement, the Base Indenture, and the Supplemental Indenture (which includes forms of the Global Notes) are filed as exhibits hereto, and each is incorporated herein by reference. The descriptions of the provisions of the Underwriting Agreement, Indenture and the Notes are summary in nature and are qualified in their entirety by reference to the provisions of such agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 with respect to the Company’s issuance of the Notes is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 26, 2021, by and between the Company and BofA Securities, Inc., J.P. Morgan Securities LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule A thereto.

4.1	Indenture, dated as of April 14, 2010, by and between AutoNation, Inc. and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on April 15, 2010).

4.2	Supplemental Indenture, dated as of July 29, 2021, by and between AutoNation, Inc. and Wells Fargo Bank, National Association.

4.3	Form of Global 2028 Note (included in Exhibit 4.2).

4.4	Form of Global 2031 Note (included in Exhibit 4.2).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

The exhibits included with this Form 8-K contain various representations, warranties, and covenants of the Company and the other parties thereto. They are not intended to provide any factual information about any of the parties thereto. The assertions embodied in those representations, warranties, and covenants were made for purposes of such agreements, solely for the benefit of the parties thereto. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a security holder might view as material, or may have been made for purposes of allocating contractual risk among the parties rather than establishing matters as facts. Investors should not view the representations, warranties, and covenants in the agreements (or any description thereof) as disclosures with respect to the actual state of facts concerning the business, operations, or condition of any of the parties to the agreements and should not rely on them as such. In addition, information in any such representations, warranties, or covenants may change after the dates covered by such provisions, which subsequent information may or may not be fully reflected in the public disclosures of the parties. In any event, investors should read the agreements together with the other information concerning the Company contained in reports and statements that it files with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date: July 29, 2021	By:	/s/ C. Coleman Edmunds
	Name:	C. Coleman Edmunds
	Title:	Executive Vice President, General Counsel and Corporate Secretary